UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2024

SILGAN HOLDINGS INC.
(Exact name of Registrant as specified in its charter)

Delaware		001-41459	06-1269834
(State or other jurisdiction		(Commission	(I.R.S. Employer
of incorporation)		file number)	Identification No.)

4 Landmark Square
Stamford,	Connecticut		06901
(Address of principal executive offices)			(Zip Code)

(203) 975-7110
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SLGN	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

    Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5—Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Directors or Certain Officers

On July 1, 2024, Kimberly A. Fields, a member of the Board of Directors of Silgan Holdings Inc., or the Company, became President and Chief Executive Officer of ATI Inc., or ATI. On July 10, 2024, Ms. Fields notified the Company of her decision to resign from her position as a Class I Director of the Company, effective July 11, 2024, as she intends to focus her attention and efforts on ATI and her leadership transition. Ms. Fields informed the Company that her decision to resign from the Board of Directors of the Company was not the result of any disagreement with the Company, its management or the Board of Directors of the Company.

Ms. Fields had served as a Director of the Company since July 2019. Ms. Fields had also served as a member of the Audit, Compensation and Nominating Committees of the Board of Directors of the Company during that time. The Company and its Board of Directors express their appreciation to Ms. Fields for her service as a Director of the Company and for her many contributions to the Company and extend best wishes for her continued success as CEO of ATI.

As a result of Ms. Fields’ resignation as a Class I Director of the Company, in accordance with the Company’s Amended and Restated Certificate of Incorporation, as amended, the Class I Director position held by Ms. Fields will be eliminated, the total number of Directors constituting the Board of Directors of the Company will be reduced from nine to eight and the number of Directors constituting the Class I Directors of the Company will be reduced from three to two.

Section 9—Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILGAN HOLDINGS INC.

By:	/s/ Frank W. Hogan, III
Frank W. Hogan, III
Executive Vice President, General
Counsel and Secretary

Date: July 12, 2024

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